As filed with the Securities and Exchange Commission on March 26, 1996
                                                    Registration No. 333-
==============================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                           --------------------
                                FORM S-8
                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933
                           --------------------
                         FORT HOWARD CORPORATION

                       (Exact name of registrant as specified in its charter)
        Delaware                                      2676                      39-1090992
 (State or other jurisdiction of          (Primary Standard Industrial         (I.R.S. Employer
  incorporation or organization)           Classification Code Number)        Identification No.)

                           --------------------
                           1919 South Broadway
                        Green Bay, Wisconsin 54304
                             (414) 435-8821
                        (Address, including zip code, and telephone number,
               including area code, of registrant's principal executive offices)
                           --------------------
                         FORT HOWARD CORPORATION
                      PROFIT SHARING RETIREMENT PLAN

                           HARMON ASSOC., CORP.
                           PROFIT SHARING PLAN
                                  (Full title of the Plans)
                           --------------------
                            JAMES W. NELLEN II
                       Vice President and Secretary
                         Fort Howard Corporation
                           1919 South Broadway
                        Green Bay, Wisconsin 54304
                             (414) 435-8821
                     (Name, address, including zip code, and telephone number,
                            including area code, of agent for service)
                           --------------------
                      CALCULATION OF REGISTRATION FEE
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
===============================================================================
Title of Each Class of                         Proposed Maximum   Proposed Maximum    Amount of
   Securities to be         Number of Shares    Offering Price        Aggregrate     Registration
      Registered           to be Registered(1)    Per Share(2)   Offering Price(2)(3)   Fee(3)
-------------------------------------------------------------------------------------------------
Common Stock par value $.01
  per Share.................  1,500,000 Shares     $24.38           $28,037,000       $9,667.93
Plan Interests                    (4)                (4)                (4)              (4)
=================================================================================================

(1)   Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the
     "Securities Act"), this Registration Statement covers, in addition to the number of shares of Common Stock stated above, such additional shares of Common Stock to be offered or issued to prevent dilution as a result of future stock dividends or stock splits.
(2)  Pursuant to Rule 457(h) under the Securities Act, the proposed maximum offering price per share is based on $24.38 estimated, solely for the purpose of calculating the amount of registration fee, and is based on the average of the high and low prices of the Common Stock as reported by Nasdaq on March 25, 1996, a date within five business days prior to the date of filing of this Registration Statement.
(3)  Calculation of the Registration Fee excludes 350,000 Shares of Common Stock which have already been registered on the Registrant's Registration Statement on Form S-8 (File
     No. 333-00019).


(4)  In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.  These securities have no offering price and therefore, pursuant to Rule 457(h)(2) no separate registration fee is required.

EXPLANATORY NOTE

     The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-00019), as amended by Post-Effective Amendment No. 1 and
Post-Effective Amendment No. 2 thereto, are hereby incorporated by reference.

ITEM 8.  EXHIBITS.

         Exhibit No.   Description

         *4.1 Fort Howard Corporation Profit Sharing Retirement Plan, (As Amended and Restated as of January 1, 1985) conformed through the Ninth Amendment.

         *4.2          Fort Howard Plan Amendment No. 10 dated September 21,
                       1995.

         *4.3          Fort Howard Plan Amendment No. 11 dated December 22,
                       1995.

         *4.4          Fort Howard Plan Amendment No. 12 dated March 20, 1996.

         *4.5 Fort Howard Profit Sharing Retirement Master Trust effective January 1, 1996.

         *4.6          Summary Plan Description.

         *4.7 Harmon Assoc., Corp. Profit Sharing Plan (As Amended and Restated effective January 1, 1995).

         *4.8          Harmon Plan Amendment No. 1 dated March 20, 1996.

         +5 Opinion of Shearman & Sterling, counsel to the Registrant as to the legality of the securities registered hereby.

         +23.1         Consent of Arthur Andersen LLP.

         +23.2         Consent of Shearman & Sterling (included in Exhibit 5).

         +24 Powers of Attorney (included as part of signature page).

                       The undersigned Registrant has submitted the Plans and any amendments thereto to the Internal Revenue Service in a timely manner and will make all changes required by the IRS in order to maintain qualification of the Plan.

         ------------
         + Filed herewith
         * Previously filed, as an exhibit to Registrant's Registration Statement on Form S-8 (File No. 333-00019).

                                     - 2 -
                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin on the 25th day of March, 1996.

                                       FORT HOWARD CORPORATION

                                       By
                                          /S/James W. Nellen II
                                          James W. Nellen II
                                          Vice President and Secretary

                              POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints
James W. Nellen II and Kathleen J. Hempel, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                   Title                            Date
       ---------                   -----                            ----

                           Director, Chairman of the Board     March 26, 1996
/S/Donald H. DeMeuse       of Directors and Chief Executive
Donald H. DeMeuse          Officer (principal executive officer)

                           Director, Vice Chairman             March 26, 1996
/S/Kathleen J. Hempel      and Chief Financial Officer
Kathleen J. Hempel         (principal financial and accounting
                           officer)

                           Director, President and Chief       March 26, 1996
/S/ Michael T. Riordan     Operating Officer
Michael T. Riordan

                           Director                            March 26, 1996
/S/Donald Patrick Brennan
Donald Patrick Brennan



                                     - 3 -
                           Director                            March 26, 1996
/S/Frank V. Sica
Frank V. Sica

                           Director                            March 26, 1996
/S/Robert H. Niehaus
Robert H. Niehaus

                           Director                            March 26, 1996
/S/David I. Margolis
David I. Margolis

                           Director                            March 26, 1996
/S/Dudley J. Godfrey, Jr.
Dudley J. Godfrey, Jr.

                           Director                            March 26, 1996
/S/James L. Burke
James L. Burke


     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on the 25th day of March, 1996.

                                  FORT HOWARD CORPORATION PROFIT
                                  SHARING RETIREMENT PLAN


                                  Investment Advisory Board


                                  /S/James W. Nellen II
                                  By: James W. Nellen II
                                      Member


     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on the 25th day of March, 1996.


                                  HARMON ASSOC. CORP.
                                  PROFIT SHARING PLAN


                                  Investment Advisory Board


                                  /S/James W. Nellen II
                                  By: James W. Nellen II
                                      Member



                                     - 4 -
                               INDEX TO EXHIBITS

         Exhibit No.   Description

         *4.1 Fort Howard Corporation Profit Sharing Retirement Plan, (As Amended and Restated as of January 1, 1985) conformed through the Ninth Amendment.

         *4.2          Fort Howard Plan Amendment No. 10 dated September 21,
                       1995.

         *4.3          Fort Howard Plan Amendment No. 11 dated December 22,
                       1995.

         *4.4          Fort Howard Plan Amendment No. 12 dated March 20, 1996.

         *4.5 Fort Howard Profit Sharing Retirement Master Trust effective January 1, 1996.

         *4.6          Summary Plan Description.

         *4.7 Harmon Assoc., Corp. Profit Sharing Plan (As Amended and Restated effective January 1, 1995).

         *4.8          Harmon Plan Amendment No. 1 dated March 20, 1996.

         +5 Opinion of Shearman & Sterling, counsel to the Registrant as to the legality of the securities registered hereby.

         +23.1         Consent of Arthur Andersen LLP.

         +23.2         Consent of Shearman & Sterling (included in Exhibit 5).

         +24 Powers of Attorney (included as part of signature page).


         ------------
         + Filed herewith
         * Previously filed as an exhibit to Registrant's Registration Statement on Form S-8 (File No. 333-00019).